UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2022

BioRestorative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37603	91-1835664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Marcus Drive Melville, New York	11747
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (631) 760-8100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BRTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 3, 2022, BioRestorative Therapies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders: (i) elected the nominees as the Class II directors, (ii) approved amendments to the Company’s 2021 Stock Incentive Plan, (iii) authorized the reincorporation of the Company from the State of Delaware to the State of Nevada, (iv) approved, on a non-binding advisory basis, the compensation of the Company’s executive officers, (v) recommended, on a non-binding advisory basis, that future advisory votes be held every three years with regard to the approval of the Company’s executive compensation, and (vi) ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to the nominee for Class II directors and a listing of the votes cast for and against, as well as abstentions and broker non-votes, with respect to the other matters voted upon at the Annual Meeting, as applicable.

1.	Election of Class II Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
David Rosa	1,812,382	159,781	683,846
Francisco Silva	1,951,117	21,046	683,846

2.	Approval of amendments to the Company’s 2021 Stock Incentive Plan:

For	1,790,399
Against	163,058
Abstentions	18,706
Broker Non-Votes	683,846

3.	Authorization of the reincorporation of the Company from the State of Delaware to the State of Nevada:

For	1,954,622
Against	12,382
Abstentions	5,159
Broker Non-Votes	683,846

4.	Approval, on a non-binding advisory basis, of the compensation of the Company’s executive officers:

For	1,785,569
Against	169,088
Abstentions	17,506
Broker Non-Votes	683,846

5.	Recommendation, on a non-binding advisory basis, as to frequency of future advisory votes on the Company’s executive compensation:

Three Years	1,768,754
Two Years	18,440
One Year	171,693
Abstentions	13,276

6.	Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	2,636,553
Against	15,926
Abstentions	3,530

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: November 7, 2022	By:	/s/ Lance Alstodt
Lance Alstodt
President and CEO